UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 11, 2005

Empire Energy Corporation International

(Exact name of registrant as specified in its charter)

            Nevada                            1-10077                   87-0401761

(State or other jurisdiction             (Commission             (IRS Employer

            of incorporation)                  File Number)          Identification No.)

11011 King Street, Suite 260

Overland Park, KS  66210

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (913) 384-2599

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction:

The sole purpose of this amendment is to provide the Annexure B “Independent Expert’s Report” to Exhibit 99.1, Target’s Statement, and to correctly number Exhibit 99.3, Press Release, as Exhibit 99.2.

Item 8.01 Other Events

Empire Energy Corporation International (“Empire” or the “Company”) issued a press release on Friday, March 11, 2005, to announce the receipt by Empire of a Target’s Statement from the Board of Directors of Great South Land Minerals Limited (“GSLM”).  As set out in the Target’s Statement itself, attached hereto and incorporated herein by reference, the GSLM board recommended that its shareholders accept the exchange offer by Empire.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.  The following exhibits are furnished as part of this report:

Exhibit Number	Description

99.1

Target’s Statement relating to an offer of all outstanding ordinary shares of Great South Land Minerals Limited by the Company, lodged by GSLM with the Australian Securities and Investments Commission on March 11, 2005.

99.2	Press release by the Company relating to the lodging of the Target Statement, issued on March 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE ENERGY CORPORATION INTERNATIONAL

Date:  March 17, 2005

By:  /s/  John Garrison

John Garrison

Director

EXHIBIT INDEX

Exhibit Number	Description

99.1

Target’s Statement relating to an offer of all outstanding ordinary shares of Great South Land Minerals Limited by the Company, lodged by GSLM with the Australian Securities and Investments Commission on March 11, 2005.

99.2	Press release by the Company relating to the lodging of the Target Statement, issued on March 11, 2005.